ADVISORSHARES PURE US CANNABIS ETF (NYSE Arca Ticker: MSOS)

SUMMARY PROSPECTUS – November 1, 2026

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated November 1, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/etfs/msos. You may also obtain this information at no charge by calling 877.843.3831 or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The AdvisorShares Pure US Cannabis ETF (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.60%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.10%
ACQUIRED FUND FEES AND EXPENSES(a)	0.03%
RECAPTURED FEES/EXPENSES(b)	0.02%
TOTAL ANNUAL OPERATING EXPENSES	0.75%

(a)	Total Annual Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of any money market fund in which it invested.

(b)	The Advisor has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.74% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement will remain in effect unless terminated and may be terminated without payment of any penalty (i) by AdvisorShares Trust (the “Trust”)for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Trust’s Board of Trustees (the “Board”) may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements within three years of the date they were waived or reimbursed. The table above shows that the Advisor recaptured 0.02% during the most recent fiscal year, which is an expense of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay when purchasing or selling shares of the Fund. If these fees were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$76	$239	$415	$927

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the marijuana and hemp business in the United States and in derivatives that have economic characteristics similar to such securities. The Fund primarily invests in exchange-listed equity securities, including common and preferred stock, of mid- and small-capitalization companies, and in total return swaps intended to provide exposure to such companies. The Fund also may invest in micro-capitalization companies.

In addition to its investment in securities of companies that derive a significant portion of their revenue from the marijuana and hemp business, and in derivatives providing exposure to such securities, the Fund may invest in securities of companies that, in the opinion of the Advisor, may have current or future revenues from cannabis-related business or that are registered with the Drug Enforcement Administration (“DEA”) specifically for the purpose of handling marijuana for lawful research and development of cannabis or cannabinoid-related products.

Cannabis securities may be categorized among a wide variety of sectors and industries including agriculture, biotechnology, pharmaceuticals, real estate, retail, and finance. The types of companies that may engage in cannabis-related business include companies that conduct medical research, produce drug products, manufacture hemp products, or engage in agricultural activities, real estate activities, or financial services activities. The terms “marijuana” and “cannabis” are used interchangeably. Hemp refers to the industrial/commercial use of the cannabis stalk and seed for textiles, foods, papers, body care products, detergents, plastics and building materials. Cannabinoids are the chemical compounds secreted by cannabis plants. Cannabinoids can also be synthetically produced chemical compounds and used in lawful research and development of prescription drugs or other products utilizing cannabinoids as an active ingredient. The Advisor believes that continued legislative changes and social acceptance of cannabis in its various formats could lead to significant growth in cannabis-related public corporations. Companies involved in cannabis-related business could also benefit from significant merger and acquisition activity as the cannabis market matures. The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

The Fund concentrates (i.e., invests more than 25% of its total assets) in the pharmaceuticals, biotechnology & life sciences industry group within the health care sector. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.

The Advisor may use a variety of methods for security selection. As the Fund primarily focuses on certain industries, the Advisor intends to select companies with dominant positions in their respective markets, or those in unique positions for growth and expansion. The Advisor will utilize numerous outside analyst ratings and stock selection rating tools. In addition, the Advisor may invest the Fund’s assets in lesser-known companies that the Advisor believes have a unique opportunity for growth. At times, the Advisor may aim to buy certain out-of-favor stocks believed to be at prices below their future potential value, as measured by the Advisor or outside analysts. The Fund may sell a security when the Advisor believes that the security is overvalued or better investment opportunities are available, or to limit position size within the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Cannabis-Related Company Risk. Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to secure financing, impact the market for marijuana business sales and services, and set limitations on marijuana use, production, transportation, and storage. In addition to regulatory action, litigation initiated by private citizens or companies could have a negative impact on the financial and/or operational status of cannabis-related companies. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries.

U.S. Regulation of Marijuana. Although the medical use of cannabis is legal in some form in most states, as well as the District of Columbia, and non-medical use of cannabis is legal in some form in nearly half of states and the District of Columbia, the possession and use of marijuana remain subject to substantial federal regulation. While state-licensed medical cannabis and cannabis products approved by the Food and Drug Administration (“FDA”) are now classified as a Schedule III controlled substance under the Controlled Substances Act (“CSA”), meaning they are recognized as having a moderate to low potential for physical and psychological dependence and may have accepted medical uses in the U.S., all other cannabis use and distribution are illegal under U.S. federal law and remain classified as a Schedule I controlled substance under the CSA. Actions by federal regulatory agencies, such as increased enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes by the Department of Justice (“DOJ”), could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies where such services are currently limited. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies and could adversely affect the value of the Fund’s investments. Cannabis-related companies in the U.S. that engage in medical or pharmaceutical research or the production and distribution of controlled substances such as marijuana must be registered with the DEA to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. With respect to cannabis-related companies and vendors servicing such companies, the Fund will not make direct investments in the securities of companies that grow, sell, distribute, transport, or handle cannabis unless they are registered with the DEA or otherwise in compliance with U.S. federal regulations, thus allowing them to legally handle the product. An increasing amount of drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the FDA for use in the U.S. or obtained registrations from the DEA for commercial production. There can be no assurance that future federal reforms will be implemented, maintained, or interpreted in a manner favorable to cannabis-related businesses. In addition, U.S. federal tax law prohibits a taxpayer from claiming a deduction or credit for any amount paid or incurred during the tax year in carrying on any trade or business if that trade or business (or the activities that comprise that trade or business) consists of trafficking in certain controlled substances (like non-medical marijuana) where that trafficking is prohibited by either federal law or the state law for the state in which the trade or business is conducted.

Consequently, certain cannabis-related companies may pay higher amounts of taxes than other companies, which could reduce the value of cannabis-related companies.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives, such as total return swaps, also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk (the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations).

Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

ETF Market Risk. In stressed market conditions, the market for certain ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares. In addition, there are a limited number of institutions that act as authorized participants. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the Fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other authorized participant steps forward to create or redeem, or purchase or sell securities, as applicable, Fund shares may trade at a premium or discount to their net asset value (“NAV”) and possibly face operational issues such as trading halts and/or delisting. The absence of an active market in the Fund’s shares could lead to a heightened risk of differences between the market price of the Fund’s shares and the underlying value of those shares.

Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, litigation, obsolescence of technology and an increased emphasis on the delivery of health care through outpatient services.

Pharmaceuticals, Biotechnology & Life Sciences Industry Group Risk. The Fund concentrates in the pharmaceuticals, biotechnology & life sciences industry group within the health care sector. The business operations and profitability of companies in the pharmaceuticals, biotechnology & life sciences industry group can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition.

Management Risk. The Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, interest rate uncertainties, inflation, tariffs, sanctions and other trade barriers, and other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mid-Capitalization Risk. Mid-cap companies may be more volatile and more likely than large-cap companies to have limited product lines, markets, or financial resources, and to depend on a few key employees. Returns on investments in securities of mid-cap companies could trail the returns on investments in securities of large-cap companies or the equity market as a whole.

Non-Diversification Risk. As a non-diversified fund under federal securities laws, the Fund may invest a greater percentage of its assets in a particular issuer and hold a smaller number of portfolio securities; therefore, the value of the Fund’s shares may be more volatile than the value of shares of more diversified funds.

Real Estate Investment Trust Risk. Investment in real estate companies, including real estate investment trusts (“REITs”), exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.

Small- and Micro-Capitalization Risk. Security prices of small-cap companies may be more volatile than those of larger companies and, therefore, the Fund’s share price may be more volatile than it would be if it did not invest in small-cap companies. These risks are even greater for micro-cap companies.

Trading Risk. Shares of the Fund may trade above or below their NAV. The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the S&P 500 Index, which is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

Calendar Year Total Returns

The Fund’s year-to-date total return as of September 30, 2026 was -2.92%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	102.24%	3Q/2025
Lowest Return	-50.41%	2Q/2022

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2025

ADVISORSHARES PURE US CANNABIS ETF	1 Year	5 Years	Since Inception (9/1/2020)
Return Before Taxes Based on NAV	23.35%	-33.57%	-26.92%
Return After Taxes on Distributions	23.35%	-33.58%	-26.93%
Return After Taxes on Distributions and Sale of Fund Shares	13.82%	-19.56%	-16.54%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.94%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation, may differ from those shown, and are not relevant if you hold your shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases, your return after taxes may exceed your return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Advisor
Dan S. Ahrens, Managing Director, Chief Operating Officer, Chief Investment Officer & Portfolio Manager	Since November 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” Only institutional investors that are acting as the Fund’s authorized participants (typically broker-dealers) may purchase or redeem Creation Units. A Creation Unit transaction generally is conducted in exchange for a basket of securities closely approximating the holdings of the Fund along with a specified amount of cash.

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than (premium) or less than (discount) NAV. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.advisorshares.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.